Other assets - Schedule of Other Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Restricted cash	$ 36,232	$ 28,404
OPEB plan assets (note 10(a))	11,963	10,662
Long-term deposits	10,735	13,459
Income taxes recoverable	7,649	4,717
Deferred financing costs (a)	30,544	6,774
Other	14,891	9,953
Total other assets	112,014	73,969
Less: current portion	(16,153)	(7,266)
Other assets (note 11)	$ 95,861	$ 66,703